Exhibit 99.1

Harvard Bioscience Announces Appointment of Stephen DeNelsky to Board of Directors

-	Veteran life sciences industry financing leader appointed as new Board member

HOLLISTON, Mass., September 9, 2025 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq: HBIO) (the “Company” or “Harvard Bioscience”) today announced the appointment of Stephen DeNelsky to its Board of Directors, effective September 5, 2025. Mr. DeNelsky will also serve on the Board’s Nominating and Governance Committee.

“We are pleased to announce Steve as the newest member of our Board of Directors at such an important time for Harvard Bioscience,” said John Duke, President & CEO. “His knowledge across the verticals we operate in, as well as his expertise in guiding life sciences companies on financial strategy will be invaluable as we move forward.”

“I’m honored to join the Board and look forward to contributing to thoughtful governance and long-term value creation at Harvard Bioscience,” said Mr. DeNelsky.

Mr. DeNelsky possesses 30 years of experience in the research, analysis, and valuation of public and private equities in the healthcare industry. He currently serves as Managing Director at Oaktree Capital Management and has held senior roles at Marathon Asset Management and Life Sciences Alternative Funding. He has worked across all major sub-sectors of healthcare, including life sciences, pharmaceuticals, devices and services. Mr. DeNelsky also brings strong board experience and currently serves on the board of Visioncare Inc and previously served on the boards of Integrated Diagnostics and AMICAS, Inc. Mr. DeNelsky received a B.A. in Economics from the American University and an M.B.A. from the University of Maryland.

“We are thrilled that Steve has joined Harvard Bioscience’s Board and we are already benefiting from his extensive life sciences lending expertise” said Katherine Eade, Lead Independent Director.

About Harvard Bioscience

Harvard Bioscience, Inc. is a leading developer, manufacturer and seller of technologies, products and services that enable fundamental advances in life science applications, including research, drug and therapy discovery, bio-production and preclinical testing for pharmaceutical and therapy development. Our customers range from renowned academic institutions and government laboratories to the world’s leading pharmaceutical, biotechnology and contract research organizations. With operations in the United States, Europe, and China, we sell through a combination of direct and distribution channels to customers around the world.

For more information, please visit our website at www.harvardbioscience.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend,” “believe” and similar expressions or statements that do not relate to historical matters. Forward-looking statements include, but are not limited to, information concerning expected future financial and operational performance including revenue and gross margin, and matters relating to the Company’s ability to continue as a going concern, fund its operations, or refinance outstanding indebtedness. Forward-looking statements do not guarantee future performance and involve known and unknown uncertainties, risks, assumptions, and contingencies, many of which are outside the Company’s control. Risks and other factors that could cause the Company’s actual results to differ materially from those described in its forward-looking statements include those described in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K as well as in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements are based on the Company’s expectations and assumptions as of the date of this document. Except as required by law, the Company assumes no obligation to update forward-looking statements to reflect any change in expectations, even as new information becomes available.

Investor Inquiries:

(508) 893-3120
investors@harvardbioscience.com